                                                                   EXHIBIT 10.1

                      SECOND AMENDMENT TO LOAN AGREEMENT



     THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "First Amendment") is entered into as a September 30, 1997 by and among RICHEY ELECTRONICS, INC., a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to First Interstate Bank of California, as Agent and as a Bank.


                                   RECITALS
                                   --------


     A. Borrower and First Interstate Bank of California, the successor-by-merger of which is Wells Fargo Bank, National Association, as Agent and as a Bank, have previously entered into that certain Loan Agreement dated as of December 20, 1995 (the "Agreement").

     B. Borrower, the Agent and Bank wish to amend the Agreement to reduce the Applicable Alternate Base Rate Margin and the Applicable Eurordollar Rate Margin.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Section 1.1 of the Agreement is hereby amended to add thereto the following new definition, to read as follows:

               SECOND AMENDMENT: means that certain Second
          Amendment to Loan Agreement dated as of September 30,
          1997 executed by Borrower, the Agent and the Banks.

     2.   The definition of "Applicable Alternate Base Rate Margin" in Section
1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                "APPLICABLE ALTERNATE BASE RATE MARGIN" means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points) opposite the Applicable Pricing Level for that Pricing Period:

                   Applicable
                  Pricing Level                          Margin
                  -------------                         --------
                        I                                75.00
                        II                               50.00
                        III                              25.00
                        IV                               00.00

     3. The definition of "Applicable Eurodollar Rate Margin" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

               "APPLICABLE EURODOLLAR RATE MARGIN" means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points) opposite the Applicable
          Pricing Level for that Pricing Period:


                   Applicable
                  Pricing Level                          Margin
                  -------------                         --------
                        I                                200.00
                        II                               175.00
                        III                              125.00
                        IV                                75.00

     4. The amendment and restatement of the Applicable Alternative Base Rate Margin and the Applicable Eurodollar Rate Margin set forth above shall be effective with respect to Pricing Periods commencing on or after the date of this Second Amendment.

     5. The address for Wells Fargo Bank, National Association, as Agent and as a Bank, is hereby amended to read as follows:

          Wells Fargo Bank, National Association
          Los Angeles Regional Commercial Banking
               Office
          333 South Grand Avenue, Third Floor
          Los Angeles, California  90071
          Attention: Mr. Charles C. Warner
          Telecopier:    (213) 617-7622
          Telecopier:    (213) 253-3658

     6. Except as specifically provided herein, all terms and provisions of the Agreement shall continue in full force and effect, without waiver or modification. All Terms defined in the Agreement shall have the same meaning when used in this Second Amendment. This Second Amendment and the Agreement shall be read together, as one document.

     7. Borrower hereby remakes all representations and warranties contained in the Agreement and reaffirms all covenants set forth therein. Borrower further certificates that as of the date of this Second Amendment there exists no Event of Default as defined in the Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the day and year first written above.


RICHEY ELECTRONICS, INC.,               WELLS FARGO BANK, NATIONAL
a Delaware corporation                  ASSOCIATION, as Agent
                                        and as a Bank

By: /s/ Richard N. Berger               By: /s/ Charles C. Warner
    ---------------------                   ---------------------
    Title: V. P. Finance                    Charles C. Warner
                                            Vice President


By:
    -----------------------------
Title:
    -----------------------------